UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2025 (April 24, 2025)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(a) Not applicable.

(b) Steven P. Johnson retired from the Globe Life Inc. Board of Directors at the Annual Meeting of Shareholders on April 24, 2025.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

Item 5.07    Submission of Matters to a Vote of Securities Holders.
(a) Annual Meeting of Shareholders held April 24, 2025

(b) Proposals:

Proposal I — Election of Directors for One-Year Terms

	For	Against	Abstain	Broker Non-Vote
1.1 Matthew J. Adams	66,481,401	199,625	45,730	7,819,763
1.2 Linda L. Addison	66,398,556	223,653	104,547	7,819,763
1.3 Marilyn A. Alexander	65,288,098	1,391,640	47,018	7,819,763
1.4 Cheryl D. Alston	65,808,990	870,405	47,361	7,819,763
1.5 Mark A. Blinn	66,224,249	456,482	46,025	7,819,763
1.6 James P. Brannen	65,942,714	735,988	48,054	7,819,763
1.7 Alice S. Cho	66,480,521	202,877	43,358	7,819,763
1.8 J. Matthew Darden	63,028,765	3,420,427	277,564	7,819,763
1.9 Philip M. Jacobs	66,475,858	203,501	47,397	7,819,763
1.10 David A. Rodriguez	66,391,231	224,156	111,369	7,819,763
1.11 Frank M. Svoboda	63,022,225	3,425,526	279,005	7,819,763
1.12 Mary E. Thigpen	66,256,725	424,640	45,392	7,819,763

Proposal II — Advisory Approval of 2024 Executive Compensation (Annual "Say-on-Pay")

	For	Against	Abstain	Broker Non-Vote
2024 Executive Compensation	61,266,023	5,190,749	269,984	7,819,763

Proposal III — Ratification of Deloitte & Touche LLP as Independent Auditor for 2025

	For	Against	Abstain	Broker Non-Vote
Deloitte & Touche LLP	70,767,706	3,748,866	29,947	0

(c) Not applicable.
(d) Globe Life Inc. will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2029.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: April 29, 2025	/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary